Exhibit 99.1

Contact Information:

John Murray, +1 703 661-9006

john.murray@vastera.com

Vastera Announces Fourth Quarter Results for 2004

DULLES, VA, USA, February 17, 2004 — Vastera, Inc. (NASDAQ:  VAST), the worldwide leading provider of solutions for Global Trade Management, today announced results for the quarter ended December 31, 2004.

Total revenues for the fourth quarter were $22.2 million, up 5% versus last year and up 2% sequentially.  Managed services revenues for the fourth quarter were $13.6 million, down 2% over last year and down 1% sequentially.  Total revenues for 2004 were $86.1 million, up 1% over the prior year.  Managed services revenues for 2004 were $55.5 million, up 1% over the prior year.

The Company’s reported net loss for the fourth quarter was $0.7 million, or a loss of $0.02 per share.  This compares to a net loss of $69.6 million, or a loss of $1.67 per share in the same quarter last year.  The pro forma loss(1) for the quarter was $0.5 million or a loss of $0.01 per share, compared to pro forma earnings of $187,000, or $0.00 per share in the same quarter last year.  In the fourth quarter, the Company also generated $0.4 million of EBITDA, as adjusted(1), compared to $1.6 million in the same quarter last year.  The Company ended the quarter with $52.7 million of cash and cash equivalents and short-term investments, down from $55.6 million at the end of the prior quarter.

(1)

Pro forma earnings (loss) and EBITDA, as adjusted, are non-GAAP financial measures that exclude certain GAAP items as identified in the financial information tables that follow. Although pro forma earnings (loss) and EBITDA, as adjusted, are not U.S. GAAP financial measures, management believes they are appropriate financial measures of the Company's operating performance for the reasons stated in the Company's most recent quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 8, 2004.

The Company’s reported net loss for the year was $4.3 million, or a loss of $0.10 per share.  This compares to a net loss of $71.2 million, or a loss of $1.73 per share, in the prior year.  Pro forma loss for the year was $3.1 million, or $0.07 per share, compared to pro forma earnings of $2.0 million, or $0.05 per share, in the prior year.  In 2004, the Company also generated $2.3 million of EBITDA, as adjusted, compared to $7.4 million in the prior year.

About Vastera

Vastera is the worldwide leader in providing solutions for Global Trade Management (GTM). Utilizing Vastera’s GTM solutions, clients realize trade cost savings and supply chain efficiencies while improving compliance with government regulations. Vastera’s GTM solutions include: TradeSphere (software), Trade Management Consulting (business process consulting), and Managed Services (business process outsourcing). As the only publicly traded company focused exclusively on global trade, Vastera has over 600 professionals, in 13 countries, with over 400 clients utilizing Vastera GTM solutions. For more information, please visit www.vastera.com

This press release includes statements that constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are forward looking statements, which are subject to the many risks and uncertainties that exist in Vastera’s operations and business environment. The Company does not intend to update such forward-looking statements. These risks and uncertainties may cause actual results to differ materially from the expected results and include, but are not limited to, Vastera’s limited operating history, history of losses and anticipation of continued losses, potential volatility of quarterly operating results, the ability to successfully implement Vastera’s expansion plans, risks related to the Internet, risks related to legal uncertainty and other risks which are set forth in more detail in Vastera’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as other reports and documents filed from time to time with the Securities and Exchange Commission.

VASTERA, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	December 31, 2004	December 31, 2003
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$17,005	$16,046
Short-term investments	35,709	40,402
Accounts receivable, net of allowance for doubtful accounts of $1,315 and $994, respectively	18,491	17,599
Prepaid expenses and other current assets	3,995	4,212
Total current assets	75,200	78,259
Property and equipment, net	8,633	10,806
Intangible assets and goodwill, net	6,015	6,907
Deposits and other assets	1,332	1,292
Total assets	$91,180	$97,264

Liabilities and Stockholders’ Equity
Current liabilities:
Line of credit and capital lease obligations, current	$737	$1,867
Accounts payable	1,331	921
Accrued expenses	4,373	5,260
Accrued compensation and benefits	3,795	3,452
Deferred revenue, current	8,204	9,451
Total current liabilities	18,440	20,951
Long-term liabilities:
Line of credit and capital lease obligations, net of current portion	71	698
Deferred revenue, net of current portion	2,631	2,393
Total liabilities	21,142	24,042
Commitments and contingencies

Stockholders’ equity:
Common stock, $0.01 par value; 100,000 shares authorized; 42,249 and 41,745 shares issued and outstanding, respectively	422	417
Additional paid-in capital	328,336	327,234
Accumulated other comprehensive loss	(733)	(715)
Deferred compensation	—	(46)
Accumulated deficit	(257,987)	(253,668)

Total stockholders’ equity	70,038	73,222

Total liabilities and stockholders’ equity	$91,180	$97,264

VASTERA, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003
	(Unaudited)	(Unaudited)	(Unaudited)
Revenues:
Managed services revenues	$13,615	$13,903	$55,535	$55,246
Software revenues	3,115	2,830	10,459	11,382
Services revenues	5,437	4,335	20,101	18,603
Total revenues	22,167	21,068	86,095	85,231

Cost of revenues:
Cost of managed services revenues	9,039	7,645	33,596	30,133
Cost of software revenues	643	561	2,759	2,671
Cost of services revenues	3,976	3,380	14,798	13,807

Operating expenses:
Sales and marketing	2,409	2,327	9,870	9,163
Research and development	2,767	2,905	11,978	11,895
General and administrative	3,104	2,887	11,803	11,023
Depreciation	1,442	1,325	5,507	5,170
Intangible amortization expense	88	736	700	2,842
Restructuring	—	(228)	—	(228)
Impairment of goodwill and intangibles	—	69,005	—	69,005
Stock-based compensation	—	108	46	942
Total operating expenses	9,810	79,065	39,904	109,812

Loss from operations	(1,301)	(69,583)	(4,962)	(71,192)
Other income, net	732	149	1,096	597
Loss before income taxes	(569)	(69,434)	(3,866)	(70,595)
Income taxes	(170)	(125)	(453)	(583)

Net loss	$(739)	$(69,559)	$(4,319)	$(71,178)

Basic and diluted net loss per common share	$(0.02)	$(1.67)	$(0.10)	$(1.73)

Weighted-average common shares outstanding	42,178	41,668	41,854	41,128

VASTERA, INC.

OTHER SELECTED FINANCIAL DATA
(In thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003

Pro forma earnings (loss) *	$(481)	$187	$(3,120)	$1,966
EBITDA, as adjusted *	$443	$1,615	$2,280	$7,361

Pro forma earnings (loss) per common share, basic *	$(0.01)	$0.00	$(0.07)	$0.05
Pro forma earnings (loss) per common share, diluted *	$(0.01)	$0.00	$(0.07)	$0.05

Pro forma weighted-average common shares outstanding, basic	42,178	41,668	41,854	41,128
Pro forma weighted-average common shares outstanding, diluted	42,178	42,361	41,854	42,348

*  The items excluded from the financial performance measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) to derive (i) pro forma earnings (loss) and (ii) EBITDA, as adjusted, and management’s rationale for using such non-GAAP financial measures to evaluate operating performance and liquidity of the Company are discussed in the Management’s Disclosure of Non-GAAP Financial Measures section of the Company’s most recent quarterly report on Form 10-Q filed with the SEC on November 8, 2004.

VASTERA, INC.

RECONCILIATION OF US GAAP NET LOSS TO PRO FORMA RESULTS
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003

U.S. GAAP net loss	$(739)	$(69,559)	$(4,319)	$(71,178)
Add:
Intangible amortization expense	88	736	700	2,842
Restructuring	—	(228)	—	(228)
Impairment of goodwill and intangibles	—	69,005	—	69,005
Stock-based compensation	—	108	46	942
Income taxes	170	125	453	583

Pro forma earnings (loss) *	(481)	187	(3,120)	1,966
Add:
Depreciation	1,442	1,325	5,507	5,170
Amortization of revenue discounts related tocustomer contracts	10	85	240	320
Amortization of capitalized internal-use software costs	204	167	749	502
Other income, net	(732)	(149)	(1,096)	(597)

EBITDA, as adjusted *	$443	$1,615	$2,280	$7,361

RECONCILIATION OF PRO FORMA BASIC TO DILUTED
WEIGHTED AVERAGE SHARES OUTSTANDING
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2004	2003	2004	2003

Pro forma weighted-average common shares outstanding, basic	42,178	41,668	41,854	41,128
Dilutive effect of employee stock options	—	693	—	1,220

Pro forma weighted-average common shares outstanding, diluted	42,178	42,361	41,854	42,348